UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2005

                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


                DELAWARE              1-2207             38-0471180
            ----------------      --------------       --------------
            (State or Other        (Commission        (I.R.S. Employer
            Jurisdiction of         File Number)      Identification No.)
             Incorporation)

                                 280 Park Avenue
                               New York, NY 10017
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 451-3000

                                       N/A
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     [ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
         (17CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Explanatory Note

     This Form 8-K/A amends the Form 8-K filed by Triarc Companies, Inc. ("Triarc") on March 10, 2005 to correct the date of the event reported and to amend and restate the text of the Form 8-K which inadvertently included the information previously filed by Triarc on a Current Report on Form 8-K dated February 22, 2005.

Item 1.01.  Entry into a Material Definitive Agreement.

     The Performance Compensation Subcommittee of the Board of Directors of Triarc has approved amended and restated forms of restricted stock agreements under Triarc's 2002 Equity Participation Plan (the "Plan") for Triarc's Class A Common Stock and Class B Common Stock, Series 1. The forms of restricted stock agreements provide the terms and conditions relating to awards of restricted stock that may be made under the Plan. These forms are being filed with this Current Report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference, and replace the form of restricted stock agreement filed as
Exhibit 10.1 to Triarc's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2005.

Item 9.01.  Financial Statements and Exhibits.

         (c)  Exhibits.

         10.1 Form of Restricted Stock Agreement for Class A Common Stock under Triarc's 2002 Equity Participation Plan.

         10.2 Form of Restricted Stock Agreement for Class B Common Stock, Series 1, under Triarc's 2002 Equity Participation Plan.

                                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                                TRIARC COMPANIES, INC.


                                              By:  /S/ STUART I. ROSEN
                                                   --------------------
                                                   Stuart I. Rosen
                                                   Senior Vice President,
                                                   Associate General Counsel
                                                   and Secretary


Dated: March 10, 2005

                                  EXHIBIT INDEX

Exhibit                    Description
10.1 Form of Restricted Stock Agreement for Class A Common Stock under Triarc's 2002 Equity Participation Plan.

10.2 Form of Restricted Stock Agreement for Class B Common Stock, Series 1, under Triarc's 2002 Equity Participation Plan.